Future operations and going concern	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Future operations and going concern

Note 2.        Future operations and going concern

The Group experienced a loss from operations in this reporting period. Although the WISeKey Group does anticipate being able to generate profits in the near future, this cannot be predicted with any certainty. The accompanying consolidated financial statements have been prepared assuming that the Group will continue as a going concern.

The Group incurred a net operating loss of USD 13.3 million and had positive working capital of USD 11.2 million as at December 31, 2023, calculated as the difference between current assets and current liabilities. Based on the Group’s cash projections for the next 12 months to May 31, 2025, it has sufficient liquidity to fund operations and financial commitments. Historically, the Group has been dependent on equity financing to augment the operating cash flow to cover its cash requirements. Any additional equity financing may be dilutive to shareholders.

On July 11, 2023, the Group entered into a Securities Purchase Agreement with L1 Capital Global Opportunities Master Fund (“L1”) and a Securities Purchase Agreement with Anson Investments Master Fund LP (“Anson”), pursuant to which L1 and Anson may enter into a private placement in the form of Senior Unsecured Original Issue 4% Discount Convertible Promissory Notes (see Note 22 for detail).

After December 31, 2023, the Group signed two amendments to the Securities Purchase Agreement, providing for up to three additional funding tranches. The second tranche for an aggregate amount of USD 10 million was paid on January 10, 2024. The third tranche for an aggregate amount of USD 10 million was paid on March 1, 2024.

Based on the foregoing, Management believe it is correct to present these figures on a going concern basis.